Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Mark J. Cola, the President and Chief Executive Officer, and Monica Yaple, the Principal Financial Officer, of Sigma Labs, Inc. (the "Company"), hereby certify, that, to their knowledge:

1.             The Quarterly Report on Form 10-Q for the period ended March 31, 2016 (the "Report") of the Company fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark J. Cola	/s/ Monica Yaple
Mark J. Cola	Monica Yaple
President and Chief Executive Officer	Treasurer (Principal Financial and
(Principal Executive Officer)	Accounting Officer)

May 12, 2016	May 12, 2016